AMENDMENT TO EQUITY PLEDGE AGREEMENT

THIS AMENDMENT TO EQUITY PLEDGE AGREEMENT (this “Amendment”) is entered into as of March 10, 2008, by and among Skystar Bio-Pharmaceutical (Cayman) Holdings Co., Ltd., a Cayman Islands company incorporated under the laws of the Cayman Islands (“Skystar Cayman”), Sida Biotechnology (Xian) Co., Ltd., a limited liability company organized under the laws of the People’s Republic of China (“PRC”) and a wholly foreign owned enterprise (“Sida”), Xian Tianxing Bio-Pharmaceutical Co., Ltd., a company with joint stock limited liability organized under the laws of the PRC (“Tianxing”), and those shareholders of Tianxing as set forth on the signature page (collectively “Pledgors”, and with Skystar Cayman, Sida and Tianxing collectively referred to as the “Parties”).

WHEREAS, Skystar Cayman and Tianxing are parties to that certain Consulting Services Agreement dated as of October 28, 2005 (the “Agreement”), and in connection therewith, Pledgors have pledged all of their equity interests in Tianxing pursuant to that certain Equity Pledge Agreement dated as of October 28, 2005 (the “Equity Pledge Agreement”) as security for the performance by Tianxing of its obligations under the Agreement;

WHEREAS, Skystar Cayman, Tianxing and Sida have entered into an Amendment to Consulting Services Agreement dated as of even date herewith, whereby Skystar Cayman has assigned the Agreement and transferred all of its rights and obligations thereunder to Sida;

WHEREAS, Section 9 of the Equity Pledge Agreement provides that in the event that Skystar Cayman assign all of its rights and obligations under the Agreement, the assignee shall enjoy and undertake the same rights and obligations of Skystar Cayman under the Equity Pledge Agreement as if the assignee is a party to the Equity Pledge Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the parties hereto agree as follows:

A. TRANSFER OF THE EQUITY PLEDGE AGREEMENT; AMENDMENT.

(1) The Parties hereby agree that the Equity Pledge Agreement is amended to replace and substitute Skystar Cayman (referred to in the Equity Pledge Agreement as the “Pledgee”) with Sida.

(2) The Pledgors hereby agree that Skystar Cayman shall be deemed to have satisfied the written notice provision of Subsection 9.3 of the Equity Pledge Agreement to effectuate Skystar Cayman’s transfer of the Equity Pledge Agreement and assignment of all of its rights and obligations thereunder to Sida.

(3) The Pledgors and Sida hereby agree that this Amendment shall constitute the new pledge contract as required under Subsection 9.4 of the Equity Pledge Agreement.

(4) Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Equity Pledge Agreement, or of any right, power, privilege or remedy provided therein, or constitute a waiver, amendment or modification of any provision of the Equity Pledge Agreement (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.

B. CONFLICTS. Except as expressly set forth in this Amendment, the terms and provisions of the Agreement shall continue unmodified and in full force and effect. In the event of any conflict between this Amendment and the Agreement, this Amendment shall control.

C. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their legal representatives and duly authorized representatives on their behalf as of the date first set forth above.

SKYSTAR CAYMAN:
Skystar Bio-Pharmaceutical (Cayman) Holdings Co., Ltd.

By: /s/ Weibing Lu
Name: Weibing Lu
Title: Chairman

SIDA:
Sida Biotechnology (Xian) Co., Ltd.

By: /s/ Weibing Lu
Name: Weibing Lu
Title: Chairman

TIANXING:
Xian Tianxing Bio-Pharmaceutical Co., Ltd.

By: /s/ Weibing Lu
Name: Weibing Lu
Title: Chairman

PLEDGORS SIGNATURE PAGE

PLEDGORS:

/s/ LU Weibing_______     /s/ LU Qing__________
LU Weibing       LU Qin

/s/ WANG Guangen ___     /s/ SHEN Hua________
WANG Guangen      SHEN Hua

/s/ LU Zhigao_________     /s/ LU Yajun_________
LU Zhigao       LU Yajun

/s/ LU Zhidao_________     /s/ LU Jingwei________
LU Zhida       LU Jingwei

/s/ WEN Wei_________     /s/ WANG Hao_______
WEN Wei       WANG Hao

/s/ WANG Guanming__     /s/ LU Jingkang_______
WANG Guanming      LU Jingkang

/s/ SHEN Minhua_____     /s/ FEN Yong_________
SHEN Minhua       FEN Yong

/s/ LU Guojuo________     /s/ WANG Yaodi______
LU Guojuo       WANG Yaodi

/s/ LU Bin___________     /s/ HUANG Wenwei ___
LU Bin       HUANG Wenwei

/s/ SHI Miaodi________     /s/ ZHANG Huiping____
SHI Miaodi       ZHANG Huiping

/s/ ZHAO Zaigang_____     /s/ ZHANG Xinya______
ZHAO Zaigang      ZHANG Xinya

/s/ SUN Weijun_______     /s/ LIU Xia____________
SUN Weijun       LIU Xia